Debt securities in issue	12 Months Ended
Dec. 31, 2019
Debt securities in issue [abstract]
Debt securities in issue

18 Debt securities in issue

Debt securities in issue relate to debentures and other issued debt securities with either fixed interest rates or interest rates based on floating interest rate levels, such as certificates of deposit and accepted bills issued by ING Group, except for subordinated items. Debt securities in issue do not include debt securities presented as Financial liabilities at fair value through profit or loss. ING Group does not have debt securities that are issued on terms other than those available in the normal course of business. The maturities of the debt securities are as follows:

Debt securities in issue – maturities
	2019	2018
Fixed rate debt securities
Within 1 year	26,871	32,626
More than 1 year but less than 2 years	10,358	7,766
More than 2 years but less than 3 years	9,527	10,267
More than 3 years but less than 4 years	6,321	8,228
More than 4 years but less than 5 years	2,836	6,288
More than 5 years	29,007	20,321
Total fixed rate debt securities	84,920	85,496

Floating rate debt securities
Within 1 year	24,938	22,684
More than 1 year but less than 2 years	3,126	4,134
More than 2 years but less than 3 years	3,041	1,587
More than 3 years but less than 4 years	1,541	1,234
More than 4 years but less than 5 years	144	1,563
More than 5 years	816	3,053
Total floating rate debt securities	33,608	34,255

Total debt securities	118,528	119,751

In 2019 Debt securities in issue decreased by EUR 1.2 billion. This decrease is mainly attributable to a decrease in commercial paper of EUR 6.1 billion, matured savings certificates of EUR 1.2 billion, the redemption of RMBS (residential mortgage backed securities) of EUR 2.3 billion, partly offset by the issuance of long term maturity bonds of EUR 2.8 billion, covered bonds of EUR 2.9 billion and certificates of deposits of EUR 1.9 billion, and an increase in other Debt securities in issue of EUR 0.8 billion.